Exhibit (c)(vii)(F)
First print
New South Wales
Appropriation Bill 2010
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament.
The following Bills are cognate with this Bill:
•	Appropriation (Parliament) Bill 2010

•	Appropriation (Special Offices) Bill 2010

•	State Revenue Legislation Amendment Bill 2010
Overview of Bill
The object of this Bill is to appropriate various sums of money required for the recurrent services and capital works and services of the Government during the 2010—2011 financial year.
The Bill relates to appropriations from the Consolidated Fund—the principal account of the Government for General Government transactions. The Consolidated Fund could be considered as the “public purse” and largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets.
The Bill for the 2010—2011 year contains an additional appropriation, which allocates revenue raised in connection with changes to gaming machine taxes to the Minister for Health for spending on health related services.

Appropriation Bill 2010
Explanatory note
Outline of provisions
Part 1 (clauses 1—4) provides for the name of the proposed Act (also referred to as the short title), commencement on 1 July 2010, and interpretation of references to the financial year to which the proposed Act relates. Clause 4 is an interpretive provision relating to net cost of services and capital expenditure information included in the proposed Act.
Part 2 (clauses 5—42) provides for the appropriations for the financial year of 2010—2011. The amounts appropriated for the 2010—2011 financial year are:
(a)     $49,388,052,000 for recurrent services, and
(b)     $3,670,539,000 for capital works and services.
Part 3 (clauses 43 and 44) makes an additional appropriation of $264,000,000 to the Minister for Health, with this being part of the revenue raised from gaming machine taxes.
Part 4 (clauses 45—48) provides for general matters related to the appropriations set out in the proposed Act.
Clause 45 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 46 allows this function to be delegated by the Treasurer.
Clause 47 allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.
Clause 48 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.
Explanatory note page 2

First print
New South Wales
Appropriation Bill 2010
Contents

			Page

Part 1	Preliminary
	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2
	4	Net cost of services and capital expenditure information	2

Part 2	Appropriations out of the Consolidated Fund

	Division 1	General
	5	General appropriation from Consolidated Fund 2010—11 for recurrent services	3
	6	General appropriation from Consolidated Fund 2010—11 for capital works and services	3

	Division 2	Communities
	7	Communities NSW	4

Appropriation Bill 2010
Contents

		Page

8	Casino, Liquor and Gaming Control Authority	5
9	Community Relations Commission of New South Wales	6
10	Sydney Olympic Park Authority	7

Division 3	Education and Training
11	Department of Education and Training	7
12	Office of the Board of Studies	8

Division 4	Environment, Climate Change and Water
13	Department of Environment, Climate Change and Water	9
14	Environmental Trust	11
15	Royal Botanic Gardens and Domain Trust	11

Division 5	Health
16	Department of Health	12
17	Health Care Complaints Commission	13

Division 6	Human Services
18	Department of Human Services	14

Division 7	Industry and Investment
19	Department of Industry and Investment	16
20	New South Wales Rural Assistance Authority	18

Division 8	Justice and Attorney General
21	Department of Justice and Attorney General	19
22	Judicial Commission of New South Wales	20
23	Legal Aid Commission of New South Wales	21
24	Office of the Information Commissioner	22

Division 9	Planning
25	Department of Planning	22
26	Land and Property Management Authority	23

Division 10	Police and Emergency Services
27	Department of Rural Fire Service	24
28	New South Wales Crime Commission	25
29	New South Wales Fire Brigades	25
30	NSW Police Force	26
31	State Emergency Service	27

Division 11	Premier and Cabinet
32	Department of Premier and Cabinet	28
33	Independent Pricing and Regulatory Tribunal	29
Contents page 2

Appropriation Bill 2010
Contents

			Page

	34	Natural Resources Commission	30
	35	Police Integrity Commission	30

	Division 12	Services, Technology and Administration
	36	Department of Services, Technology and Administration	31

	Division 13	Transport and Infrastructure
	37	Department of Transport and Infrastructure	33
	38	Independent Transport Safety and Reliability Regulator	33
	39	Office of Transport Safety Investigations	34

	Division 14	Treasury
	40	The Treasury	35
	41	Crown Finance Entity	36
	42	Advance to the Treasurer	36

Part 3	Additional appropriation for health related services
	43	Additional appropriation from Consolidated Fund 2010—11 for recurrent services	37
	44	Special appropriation to Minister for Health—additional revenue from gaming machine taxes	37

Part 4	General
	45	Variation of authorised payments from Consolidated Fund	38
	46	Appointment of person to carry out the functions of the Treasurer under section 45	38
	47	Delayed restructures	39
	48	Tabling of Budget Papers	39
Contents page 3

New South Wales
Appropriation Bill 2010
No      , 2010
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2010—11.
See also the Appropriation (Parliament) Bill 2010, the Appropriation (Special Offices) Bill 2010 and the State Revenue Legislation Amendment Bill 2010.

Clause 1   Appropriation Bill 2010
Part 1        Preliminary
The Legislature of New South Wales enacts:
Part 1 Preliminary
1	Name of Act

This Act is the Appropriation Act 2010.

2	Commencement

This Act commences or is taken to have commenced on 1 July 2010.

3	Interpretation

In this Act, a reference to the year 2010—11 is a reference to the year from 1 July 2010 to 30 June 2011.

4	Net cost of services and capital expenditure information
(1)	A note included in this Act that is described as “Net cost of services” sets out the net cost of services for the recurrent services of the agency for which an appropriation is made by this Act, disaggregated across the relevant service groups and Ministers to whom the agency is responsible.

(2)	A note included in this Act that is described as “Capital expenditure” sets out the expenditure on capital works and services of the agency for which an appropriation is made by this Act, disaggregated across the relevant service groups and Ministers to whom the agency is responsible.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

Appropriation Bill 2010	Clause 5

Appropriations out of the Consolidated Fund	Part 2
Part 2 Appropriations out of the Consolidated Fund

Division 1 General
5	General appropriation from Consolidated Fund 2010—11 for recurrent services
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7—42, inclusive, as the sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for the recurrent services of the Government for the year 2010—11.
(2)	The total sum appropriated out of the Consolidated Fund for the recurrent services of the Government for the year 2010—11, in accordance with the provisions of sections 7—42, inclusive, is the sum of $49,388,052,000.
(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7—42, inclusive, as may be determined by the Treasurer.
6	General appropriation from Consolidated Fund 2010—11 for capital works and services
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7—42, inclusive, as the sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2010—11.
(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2010—11, in accordance with the provisions of sections 7—42, inclusive, is the sum of $3,670,539,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7—42, inclusive, as may be determined by the Treasurer.

Clause 7	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Division 2 Communities
7	Communities NSW
(1)	Recurrent appropriation

The sum of $469,468,000 is appropriated to the Minister for Gaming and Racing, Minister for Sport and Recreation and Minister for Major Events for the recurrent services of Communities NSW.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $494,839,000, disaggregated as follows:
Minister for Gaming and Racing and Minister for Sport and Recreation

		$ ,000
01	Community Development, Services and Industry Regulation	41,520
02	Sport and Recreation Industry and Facilities Development	118,097
03	Personnel Services	10,070

	Total	169,687

Minister for Youth

$ ,000
01	Children and Young People	19,400
Minister for the Arts

		$ ,000
01	Arts Industry and Facilities Development	305,752

Total		494,839

Appropriation Bill 2010	Clause 8

Appropriations out of the Consolidated Fund	Part 2
(2)	Capital appropriation

The sum of $19,423,000 is appropriated to the Minister for Gaming and Racing, Minister for Sport and Recreation and Minister for Major Events for the capital works and services of Communities NSW.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $19,423,000, disaggregated as follows:
Minister for Gaming and Racing and Minister for Sport and Recreation

		$ ,000
01	Community Development, Services and Industry Regulation	2,824
02	Sport and Recreation Industry and Facilities Development	13,850

	Total	16,674

Minister for Youth

$ ,000
01	Children and Young People	1,099
Minister for the Arts

		$ ,000
01	Arts Industry and Facilities Development	1,650

Total		19,423

8	Casino, Liquor and Gaming Control Authority
(1)	Recurrent appropriation

The sum of $6,426,000 is appropriated to the Minister for Gaming and Racing, Minister for Sport and Recreation and Minister for Major Events for the recurrent services of the Casino, Liquor and Gaming Control Authority.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $6,507,000, as follows:
Minister for Gaming and Racing

$ ,000
01	Casino Control	6,507

Clause 9	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
(2)	Capital appropriation

The sum of $70,000 is appropriated to the Minister for Gaming and Racing, Minister for Sport and Recreation and Minister for Major Events for the capital works and services of the Casino, Liquor and Gaming Control Authority.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $70,000, as follows:
Minister for Gaming and Racing

$,000
01	Casino Control	70
9	Community Relations Commission of New South Wales
(1)	Recurrent appropriation

The sum of $12,199,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Community Relations Commission of New South Wales.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $12,267,000, disaggregated as follows:
Minister for Citizenship

		$ ,000
01	Community Support Services	8,744
02	Language Services	3,523

	Total	12,267

(2)	Capital appropriation

The sum of $35,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the capital works and services of the Community Relations Commission of New South Wales. Note (capital expenditure): This capital appropriation will fund capital expenditure of $100,000, as follows:
Minister for Citizenship

$,000
01	Community Support Services	100

Appropriation Bill 2010	Clause 10

Appropriations out of the Consolidated Fund	Part 2
10	Sydney Olympic Park Authority
(1)	Recurrent appropriation

The sum of $49,912,000 is appropriated to the Minister for Roads and Minister for Western Sydney for the recurrent services of the Sydney Olympic Park Authority.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $76,209,000, as follows:
Minister for Western Sydney

$ ,000
01	Precinct Management and Development	76,209
(2)	Capital appropriation

The sum of $6,809,000 is appropriated to the Minister for Roads and Minister for Western Sydney for the capital works and services of the Sydney Olympic Park Authority.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $12,646,000, as follows:
Minister for Western Sydney

$ ,000
01	Precinct Management and Development	12,646
Division 3 Education and Training
11	Department of Education and Training
(1)	Recurrent appropriation

The sum of $10,205,892,000 is appropriated to the Minister for Education and Training for the recurrent services of the Department of Education and Training.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $11,339,645,000, disaggregated as follows:
Minister for Education and Training

		$ ,000
01	Preschool Education Services in Government Schools	27,070
02	Primary Education Services in Government Schools	4,569,184
03	Secondary Education Services in Government Schools	4,175,856
04	Non-Government Schools	874,178

Clause 12	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund

		$ ,000
05	TAFE NSW and Community Education	1,426,507
06	Vocational Education and Training	266,850

	Total	11,339,645

(2)	Capital appropriation

The sum of $1,895,008,000 is appropriated to the Minister for Education and Training for the capital works and services of the Department of Education and Training.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,027,603,000, disaggregated as follows:
Minister for Education and Training

		$ ,000
01	Primary Education Services in Government Schools	1,508,066
02	Secondary Education Services in Government Schools	404,642
03	TAFE NSW and Community Education	114,895

	Total	2,027,603

12	Office of the Board of Studies
(1)	Recurrent appropriation

The sum of $102,428,000 is appropriated to the Minister for Education and Training for the recurrent services of the Office of the Board of Studies.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $106,058,000, disaggregated as follows:
Minister for Education and Training

		$ ,000
01	Curriculum Development and Support	11,961
02	Examinations, Assessments and Credentialing	90,454
03	Registration and Accreditation	3,643

	Total	106,058

Appropriation Bill 2010	Clause 13

Appropriations out of the Consolidated Fund	Part 2
(2)	Capital appropriation

The sum of $849,000 is appropriated to the Minister for Education and Training for the capital works and services of the Office of the Board of Studies.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $849,000, disaggregated as follows:
Minister for Education and Training

		$,000
01	Curriculum Development and Support	130
02	Examinations, Assessments and Credentialing	719

	Total	849

Division 4 Environment, Climate Change and Water
13	Department of Environment, Climate Change and Water
(1)	Recurrent appropriation

The sum of $940,629,000 is appropriated to the Minister for Climate Change and the Environment and Minister Assisting the Minister for Health (Cancer) for the recurrent services of the Department of Environment, Climate Change and Water.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $999,501,000, disaggregated as follows:
Minister for Climate Change and the Environment

		$ ,000
01	Climate Change, Policy and Programs	277,251
02	Environment Protection and Regulation	103,074
03	Parks and Wildlife	289,878
04	Culture and Heritage	12,753
05	Scientific Services	43,104
06	Personnel Services	4,075

	Total	730,135

Clause 13	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Minister for Water

		$ ,000
01	Urban Water Utilities	248,427
02	Water Management	20,939

	Total	269,366

Total		999,501

(2)	Capital appropriation

The sum of $41,752,000 is appropriated to the Minister for Climate Change and the Environment and Minister Assisting the Minister for Health (Cancer) for the capital works and services of the Department of Environment, Climate Change and Water.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $60,968,000, disaggregated as follows:
Minister for Climate Change and the Environment

		$ ,000
01	Climate Change, Policy and Programs	8,798
02	Environment Protection and Regulation	3,682
03	Parks and Wildlife	34,795
04	Culture and Heritage	917
05	Scientific Services	7,245

	Total	55,437

Minister for Water

		$ ,000
01	Urban Water Utilities	115
02	Water Management	5,416

	Total	5,531

Total		60,968

Appropriation Bill 2010	Clause 14

Appropriations out of the Consolidated Fund	Part 2
14	Environmental Trust
Recurrent appropriation
The sum of $96,832,000 is appropriated to the Minister for Climate Change and the Environment and Minister Assisting the Minister for Health (Cancer) for the recurrent services of the Environmental Trust.
Note (net cost of services): This recurrent appropriation will fund net cost of services of $94,748,000, disaggregated as follows:
Minister for Climate Change and the Environment

		$ ,000
01	Competitive Grants	25,737
02	Major Programs	69,011

	Total	94,748

15	Royal Botanic Gardens and Domain Trust
(1)	Recurrent appropriation

The sum of $19,914,000 is appropriated to the Minister for Climate Change and the Environment and Minister Assisting the Minister for Health (Cancer) for the recurrent services of the Royal Botanic Gardens and Domain Trust.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $23,583,000, disaggregated as follows:
Minister for Climate Change and the Environment

		$ ,000
01	Science and Public Programs	6,761
02	Botanic Gardens and Parks	16,822

	Total	23,583

(2)	Capital appropriation

The sum of $10,605,000 is appropriated to the Minister for Climate Change and the Environment and Minister Assisting the Minister for Health (Cancer) for the capital works and services of the Royal Botanic Gardens and Domain Trust.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $11,955,000, disaggregated as follows:
Minister for Climate Change and the Environment

$,000
01	Science and Public Programs	3,720

Clause 16	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund

		$ ,000
02	Botanic Gardens and Parks	8,235

	Total	11,955

Division 5 Health
16	Department of Health
(1)	Recurrent appropriation

The sum of $12,418,912,000 is appropriated to the Deputy Premier and Minister for Health for the recurrent services of the Department of Health.

Note (net cost of services): This recurrent appropriation (including the appropriation under section 44) will fund net cost of services of $13,200,151,000, disaggregated as follows:
Minister for Health

		$ ,000
01	Population Health Services	485,968
02	Primary and Community Based Services	1,075,536
03	Aboriginal Health Services	90,063
04	Outpatient Services	1,155,610
05	Emergency Services	1,521,548
06	Inpatient Hospital Services	6,211,657
07	Mental Health Services	1,181,784
08	Rehabilitation and Extended Care Services	1,006,762
09	Teaching and Research	471,223

	Total	13,200,151

(2)	Capital appropriation

The sum of $534,195,000 is appropriated to the Deputy Premier and Minister for Health for the capital works and services of the Department of Health.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $917,824,000, disaggregated as follows:
Minister for Health

$,000
01	Population Health Services	891

Appropriation Bill 2010	Clause 17

Appropriations out of the Consolidated Fund	Part 2

		$ ,000
02	Primary and Community Based Services	13,897
03	Aboriginal Health Services	2,000
04	Outpatient Services	24,706
05	Emergency Services	96,138
06	Inpatient Hospital Services	671,814
07	Mental Health Services	51,958
08	Rehabilitation and Extended Care Services	51,551
09	Teaching and Research	4,869

	Total	917,824

17	Health Care Complaints Commission
(1)	Recurrent appropriation

The sum of $9,830,000 is appropriated to the Deputy Premier and Minister for Health for the recurrent services of the Health Care Complaints Commission.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $10,487,000, disaggregated as follows:
Minister for Health

		$ ,000
01	Complaints Assessment and Resolution	4,219
02	Investigation and Prosecution of Serious Cases	6,268

	Total	10,487

(2)	Capital appropriation

The sum of $25,000 is appropriated to the Deputy Premier and Minister for Health for the capital works and services of the Health Care Complaints Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $25,000, disaggregated as follows:
Minister for Health

		$,000
01	Complaints Assessment and Resolution	10
02	Investigation and Prosecution of Serious Cases	15

	Total	25

Clause 18	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Division 6 Human Services
18	Department of Human Services
(1)	Recurrent appropriation

The sum of $5,132,987,000 is appropriated to the Minister for the State Plan and Minister for Community Services for the recurrent services of the Department of Human Services.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $5,236,942,000, disaggregated as follows:
Minister for Community Services

		$ ,000
01	Community Services	242,261
02	Prevention and Early Intervention	333,344
03	Statutory Child Protection	405,395
04	Out-of-Home Care	678,044

	Total	1,659,044

Minister for Aboriginal Affairs

		$ ,000
01	Support and Promote Culture and Community Resilience	12,287
02	Support and Build Prosperous and Safe Communities and Lead Government Policy	11,412

	Total	23,699

Minister for Ageing and Minister for Disability Services

		$ ,000
01	Ongoing Community Support	1,012,006
02	Short-Term Interventions	329,565
03	Supported Accommodation	1,079,159

	Total	2,420,730

Minister for Juvenile Justice

		$ ,000
01	Non-custodial Services	68,604
02	Custodial Services	114,553

	Total	183,157

Appropriation Bill 2010	Clause 18

Appropriations out of the Consolidated Fund	Part 2
Minister for Housing

		$ ,000
01	Housing Policy and Assistance	950,312

Total		5,236,942

(2)	Capital appropriation

The sum of $147,328,000 is appropriated to the Minister for the State Plan and Minister for Community Services for the capital works and services of the Department of Human Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $147,328,000, disaggregated as follows:
Minister for Community Services

		$ ,000
01	Community Services	13,712
02	Prevention and Early Intervention	4,982
03	Statutory Child Protection	12,991
04	Out-of-Home Care	6,675

	Total	38,360

Minister for Aboriginal Affairs

$ ,000
01	Support and Promote Culture and Community Resilience	80
Minister for Ageing and Minister for Disability Services

		$ ,000
01	Ongoing Community Support	2,604
02	Short-Term Interventions	2,604
03	Supported Accommodation	74,112

	Total	79,320

Clause 19	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Minister for Juvenile Justice

		$ ,000
01	Non-custodial Services	4,818
02	Custodial Services	24,750

	Total	29,568

Total		147,328

Division 7 Industry and Investment
19	Department of Industry and Investment
(1)	Recurrent appropriation

The sum of $771,024,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the recurrent services of the Department of Industry and Investment.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $814,174,000, disaggregated as follows:
Minister for State and Regional Development and Minister for Mineral and Forest Resources

		$ ,000
01	Mineral Resources and Mine Safety	32,465
02	Investment Attraction and Industry Development	128,151
03	Small Business and Regional Development	93,961

	Total	254,577

Minister for Energy

$ ,000
01	Energy Supply and Use	182,418
Minister for Primary Industries and Minister for Rural Affairs

		$ ,000
01	Agriculture and Biosecurity	162,838
02	Fisheries and Compliance	38,386
03	Science and Research Activities (Agriculture, fisheries and forestry)	81,612

	Total	282,836

Appropriation Bill 2010	Clause 19

Appropriations out of the Consolidated Fund	Part 2
Minister for Tourism, Minister for the Hunter and Minister for Science and Medical Research

		$ ,000
01	Science and Medical Research Policy, and Industry Innovation	46,898
02	Tourism	47,445

	Total	94,343

Total		814,174

(2)	Capital appropriation

The sum of $49,036,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the capital works and services of the Department of Industry and Investment.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $52,842,000, disaggregated as follows:
Minister for State and Regional Development and Minister for Mineral and Forest Resources

		$ ,000
01	Mineral Resources and Mine Safety	3,284
02	Investment Attraction and Industry Development	113

	Total	3,397

Minister for Energy

$ ,000
01	Energy Supply and Use	150
Minister for Primary Industries and Minister for Rural Affairs

		$ ,000
01	Agriculture and Biosecurity	36,229
02	Fisheries and Compliance	3,859
03	Science and Research Activities (Agriculture, fisheries and forestry)	8,907

	Total	48,995

Clause 20	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Minister for Tourism

		$ ,000
01	Tourism	300

Total		52,842

20	New South Wales Rural Assistance Authority
(1)	Recurrent appropriation

The sum of $181,585,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the recurrent services of the New South Wales Rural Assistance Authority.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $181,601,000, as follows:
Minister for Primary Industries and Minister for Rural Affairs

$ ,000
01	Financial Assistance to Farmers and Small Business	181,601
(2)	Capital appropriation

The sum of $50,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the capital works and services of the New South Wales Rural Assistance Authority.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $50,000, as follows:
Minister for Primary Industries and Minister for Rural Affairs

$ ,000
01	Financial Assistance to Farmers and Small Business	50

Appropriation Bill 2010	Clause 21

Appropriations out of the Consolidated Fund	Part 2
Division 8 Justice and Attorney General
21	Department of Justice and Attorney General
(1)	Recurrent appropriation

The sum of $1,312,052,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Department of Justice and Attorney General.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $1,501,641,000, disaggregated as follows:
Attorney General

		$ ,000
01	Legal, Policy and Regulatory Services	40,313
02	Court Services	309,847
03	Court Support Services	85,778
04	Crime Prevention and Community Services	104,432
05	Registry of Births, Deaths and Marriages	-9,652
06	Crown Solicitor’s Office	34,578

	Total	$565,296

Minister for Corrective Services

		$ ,000
01	Custody Management	685,835
02	Supervision of Offenders in the Community	126,575
03	Offenders Program	123,935

	Total	$936,345

Total		1,501,641

(2)	Capital appropriation

The sum of $184,031,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the

Clause 22	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
capital works and services of the Department of Justice and Attorney General.
Note (capital expenditure): This capital appropriation will fund capital expenditure of $187,802,000, disaggregated as follows:
Attorney General

		$ ,000
01	Legal, Policy and Regulatory Services	912
02	Court Services	46,297
03	Court Support Services	2,772
04	Crime Prevention and Community Services	568
05	Registry of Births, Deaths and Marriages	4,826
06	Crown Solicitor’s Office	1,728

	Total	57,103

Minister for Corrective Services

		$ ,000
01	Custody Management	113,329
02	Supervision of Offenders in the Community	10,837
03	Offenders Program	6,533

	Total	130,699

Total		187,802

22	Judicial Commission of New South Wales
(1)	Recurrent appropriation

The sum of $4,371,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Judicial Commission of New South Wales.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $4,697,000, as follows:
Attorney General

$,000
01	Education, Sentencing and Complaints	4,697

Appropriation Bill 2010	Clause 23

Appropriations out of the Consolidated Fund	Part 2
(2)	Capital appropriation

The sum of $150,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the capital works and services of the Judicial Commission of New South Wales.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $150,000, as follows:
Attorney General

$ ,000
01	Education, Sentencing and Complaints	150
23	Legal Aid Commission of New South Wales
(1)	Recurrent appropriation

The sum of $153,596,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Legal Aid Commission of New South Wales.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $158,096,000, disaggregated as follows:
Attorney General

		$ ,000
01	Criminal Law Services	68,955
02	Civil Law Services	13,646
03	Family Law Services	62,525
04	Community Partnerships	12,970

	Total	158,096

(2)	Capital appropriation

The sum of $3,600,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the capital works and services of the Legal Aid Commission of New South Wales.

Clause 24	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Note (capital expenditure): This capital appropriation will fund capital expenditure of $4,350,000, disaggregated as follows:
Attorney General

		$ ,000
01	Criminal Law Services	2,175
02	Civil Law Services	435
03	Family Law Services	1,740

	Total	4,350

24	Office of the Information Commissioner
(1)	Recurrent appropriation

The sum of $3,900,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Office of the Information Commissioner.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $3,966,000, as follows:
Attorney General

$ ,000
01	Office of the Information Commissioner	3,966
(2)	Capital appropriation

The sum of $500,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the capital works and services of the Office of the Information Commissioner.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $500,000, as follows:
Attorney General

$,000
01	Office of the Information Commissioner	500
Division 9 Planning
25	Department of Planning
(1)	Recurrent appropriation

The sum of $103,678,000 is appropriated to the Minister for Planning, Minister for Infrastructure and Minister for Lands for the recurrent services of the Department of Planning.

Appropriation Bill 2010	Clause 26

Appropriations out of the Consolidated Fund	Part 2
Note (net cost of services): This recurrent appropriation will fund net cost of services of $114,886,000, disaggregated as follows:
Minister for Planning, Minister for Infrastructure and Minister for Lands

		$ ,000
01	Strategies and Land Release	36,697
02	Plan Making and Urban Renewal	55,083
03	Development Assessment	23,106

	Total	114,886

(2)	Capital appropriation

The sum of $3,164,000 is appropriated to the Minister for Planning, Minister for Infrastructure and Minister for Lands for the capital works and services of the Department of Planning.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $3,830,000, disaggregated as follows:
Minister for Planning, Minister for Infrastructure and Minister for Lands

		$ ,000
01	Strategies and Land Release	154
02	Plan Making and Urban Renewal	342
03	Development Assessment	3,334

	Total	3,830

26	Land and Property Management Authority
(1)	Recurrent appropriation

The sum of $118,501,000 is appropriated to the Minister for Planning, Minister for Infrastructure and Minister for Lands for the recurrent services of the Land and Property Management Authority.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $121,104,000, disaggregated as follows:
Minister for Planning, Minister for Infrastructure and Minister for Lands

		$ ,000
01	Crown Lands	63,397
02	Soil Conservation, Rural Services and Programs	57,707

	Total	121,104

Clause 27	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
(2)	Capital appropriation

The sum of $644,000 is appropriated to the Minister for Planning, Minister for Infrastructure and Minister for Lands for the capital works and services of the Land and Property Management Authority.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,803,000, disaggregated as follows:
Minister for Planning, Minister for Infrastructure and Minister for Lands

		$ ,000
01	Crown Lands	644
02	Soil Conservation, Rural Services and Programs	2,159

	Total	2,803

Division 10 Police and Emergency Services
27	Department of Rural Fire Service
(1)	Recurrent appropriation

The sum of $64,350,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the recurrent services of the Department of Rural Fire Service.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $65,160,000, disaggregated as follows:
Minister for Emergency Services

		$ ,000
01	Community Safety	20,788
02	Operations	177,160
03	Operational and Administrative Support	-164,516
04	Emergency Management NSW	31,728

	Total	65,160

(2)	Capital appropriation

The sum of $362,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the capital works and services of the Department of Rural Fire Service.

Appropriation Bill 2010	Clause 28

Appropriations out of the Consolidated Fund	Part 2
Note (capital expenditure): This capital appropriation will fund capital expenditure of $8,643,000, as follows:
Minister for Emergency Services

$,000
01	Operations	8,643
28	New South Wales Crime Commission
(1)	Recurrent appropriation

The sum of $16,765,000 is appropriated to the Minister for Police and Minister for Finance for the recurrent services of the New South Wales Crime Commission.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $18,723,000, as follows:
Minister for Police

$ ,000
01	Criminal Investigations and Confiscation of Assets	18,723
(2)	Capital appropriation

The sum of $1,544,000 is appropriated to the Minister for Police and Minister for Finance for the capital works and services of the New South Wales Crime Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,544,000, as follows:
Minister for Police

$ ,000
01	Criminal Investigations and Confiscation of Assets	$1,544
29	New South Wales Fire Brigades
(1)	Recurrent appropriation

The sum of $74,928,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the recurrent services of New South Wales Fire Brigades.

Clause 30	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Note (net cost of services): This recurrent appropriation will fund net cost of services of $62,372,000, disaggregated as follows:

Minister for Emergency Services

		$ ,000
01	Community Safety	3,388
02	Emergency Management	36,873
03	Operational Preparedness	22,111

	Total	62,372

(2)	Capital appropriation

The sum of $8,056,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the capital works and services of New South Wales Fire Brigades.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $55,576,000, disaggregated as follows:

Minister for Emergency Services

		$ ,000
01	Community Safety	3,112
02	Emergency Management	32,790
03	Operational Preparedness	19,674

	Total	55,576

30	NSW Police Force
(1)	Recurrent appropriation

The sum of $2,338,258,000 is appropriated to the Minister for Police and Minister for Finance for the recurrent services of the NSW Police Force.

Appropriation Bill 2010	Clause 31

Appropriations out of the Consolidated Fund	Part 2
Note (net cost of services): This recurrent appropriation will fund net cost of services of $2,613,143,000, disaggregated as follows:

Minister for Police

		$ ,000
01	Community Support	1,489,764
02	Criminal Investigation	689,986
03	Traffic and Commuter Services	230,006
04	Judicial Support	203,387

	Total	2,613,143

(2)	Capital appropriation

The sum of $148,839,000 is appropriated to the Minister for Police and Minister for Finance for the capital works and services of the NSW Police Force.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $166,186,000, disaggregated as follows:

Minister for Police

		$ ,000
01	Community Support	92,258
02	Criminal Investigation	47,060
03	Traffic and Commuter Services	14,238
04	Judicial Support	12,630

	Total	166,186

31	State Emergency Service
(1)	Recurrent appropriation

The sum of $8,035,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the recurrent services of the State Emergency Service.

Clause 32	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Note (net cost of services): This recurrent appropriation will fund net cost of services of $10,138,000, disaggregated as follows:

Minister for Emergency Services

		$ ,000
01	Recruitment and Training	1,069
02	Operational Readiness	8,648
03	Community Education	421

	Total	10,138

(2)	Capital appropriation

The sum of $431,000 is appropriated to the Minister for Primary Industries, Minister for Emergency Services and Minister for Rural Affairs for the capital works and services of the State Emergency Service.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,952,000, as follows:

Minister for Emergency Services

$,000
01	Operational Readiness	2,952
Division 11 Premier and Cabinet
32	Department of Premier and Cabinet
(1)	Recurrent appropriation

The sum of $395,533,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the Department of Premier and Cabinet.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $409,024,000, disaggregated as follows:

Premier

		$ ,000
01	State Plan Leadership and Support	5,218
02	Economic and Regional Coordination	71,556
03	Services Capabilities Improvement	36,526
04	Police Support	47,820
05	Administrative Support for Government	162,013

	Total	323,133

Appropriation Bill 2010	Clause 33
Appropriations out of the Consolidated Fund	Part 2
Minister for Local Government

		$ ,000
01	Capacity Building, Oversight, and Provision of Advice for Local Government	9,454
02	Pensioner Rebate Scheme	76,000
03	Companion Animals Program	437

	Total	85,891

Total		409,024

(2)	Capital appropriation

The sum of $4,364,000 is appropriated to the Premier and Minister for Redfern Waterloo for the capital works and services of the Department of Premier and Cabinet.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $4,384,000, disaggregated as follows:

Premier

		$ ,000
01	Police Support	123
02	Administrative Support for Government	4,091

	Total	4,214

Minister for Local Government

		$ ,000
01	Capacity Building, Oversight, and Provision of Advice for Local Government	170

Total		4,384

33	Independent Pricing and Regulatory Tribunal
(1)	Recurrent appropriation

The sum of $16,547,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the Independent Pricing and Regulatory Tribunal.

Clause 34	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Note (net cost of services): This recurrent appropriation will fund net cost of services of $17,264,000, as follows:

Premier

$ ,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	17,264
(2)	Capital appropriation

The sum of $180,000 is appropriated to the Premier and Minister for Redfern Waterloo for the capital works and services of the Independent Pricing and Regulatory Tribunal.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,000, as follows:

Premier

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	180
34	Natural Resources Commission
Recurrent appropriation

The sum of $4,708,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the Natural Resources Commission.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $4,805,000, as follows:

Premier

$ ,000
01	Natural Resources Commission	4,805
35	Police Integrity Commission
(1)	Recurrent appropriation

The sum of $17,961,000 is appropriated to the Minister for Police and Minister for Finance for the recurrent services of the Police Integrity Commission.

Appropriation Bill 2010	Clause 36

Appropriations out of the Consolidated Fund	Part 2
Note (net cost of services): This recurrent appropriation will fund net cost of services of $20,165,000, as follows:

Minister for Police

$ ,000
01	Investigations, Research and Complaints Management	20,165
(2)	Capital appropriation

The sum of $1,790,000 is appropriated to the Minister for Police and Minister for Finance for the capital works and services of the Police Integrity Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,790,000, as follows:

Minister for Police

$ ,000
01	Investigations, Research and Complaints Management	1,790
Division 12 Services, Technology and Administration
36	Department of Services, Technology and Administration
(1)	Recurrent appropriation

The sum of $161,437,000 is appropriated to the Minister for Industrial Relations, Minister for Commerce, Minister for Energy, Minister for Public Sector Reform and Minister for Aboriginal Affairs for the recurrent services of the Department of Services, Technology and Administration.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $144,435,000, disaggregated as follows:

Minister for Industrial Relations, Minister for Commerce and Minister for Public Sector Reform

		$ ,000
01	Industrial Relations	23,133
02	Procurement	-29,539
03	Public Works and Services	-14,743
04	Communications and Advertising	4,047
05	Government Chief Information Office	52,673

Clause 36	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund

		$ ,000
06	Corporate Services	41,110

	Total	76,681

Minister for Fair Trading

		$ ,000
01	Fair Trading	67,754

Total		144,435

(2)	Capital appropriation

The sum of $1,226,000 is appropriated to the Minister for Industrial Relations, Minister for Commerce, Minister for Energy, Minister for Public Sector Reform and Minister for Aboriginal Affairs for the capital works and services of the Department of Services, Technology and Administration.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $306,015,000, disaggregated as follows:

Minister for Industrial Relations, Minister for Commerce and Minister for Public Sector Reform

		$ ,000
01	Industrial Relations	2,304
02	Procurement	258,074
03	Public Works and Services	16,451
04	Communications and Advertising	600
05	Government Chief Information Office	8,864
06	Corporate Services	629

	Total	286,922

Minister for Fair Trading

		$ ,000
01	Fair Trading	19,093

Total		306,015

Appropriation Bill 2010	Clause 37

Appropriations out of the Consolidated Fund	Part 2
Division 13 Transport and Infrastructure
37	Department of Transport and Infrastructure
(1)	Recurrent appropriation

The sum of $8,964,222,000 is appropriated to the Minister for Transport and Minister for the Central Coast for the recurrent services of the Department of Transport and Infrastructure.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $8,969,491,000, disaggregated as follows:

Minister for Transport

		$ ,000
01	Transport Infrastructure and Development	3,795,074
02	Integrated Transport Service Delivery	3,576,959
03	Integrated Transport Planning and Management	1,597,458

	Total	8,969,491

(2)	Capital appropriation

The sum of $3,979,000 is appropriated to the Minister for Transport and Minister for the Central Coast for the capital works and services of the Department of Transport and Infrastructure.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $334,502,000, as follows:

Minister for Transport

$ ,000
01	Transport Infrastructure and Development	334,502
38	Independent Transport Safety and Reliability Regulator
(1)	Recurrent appropriation

The sum of $15,441,000 is appropriated to the Minister for Transport and Minister for the Central Coast for the recurrent services of the Independent Transport Safety and Reliability Regulator.

Clause 39	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund
Note (net cost of services): This recurrent appropriation will fund net cost of services of $16,559,000, disaggregated as follows:

Minister for Transport

		$ ,000
01	Rail Safety Regulation	9,947
02	Transport Safety and Reliability Advice	6,612

	Total	16,559

(2)	Capital appropriation

There is no sum appropriated for the capital works and services of the Independent Transport Safety and Reliability Regulator.

Note (capital expenditure): Capital expenditure of $50,000, disaggregated as follows:

Minister for Transport

		$,000
01	Rail Safety Regulation	30
02	Transport Safety and Reliability Advice	20

	Total	50

39	Office of Transport Safety Investigations
(1)	Recurrent appropriation

The sum of $2,142,000 is appropriated to the Minister for Transport and Minister for the Central Coast for the recurrent services of the Office of Transport Safety Investigations.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $2,437,000, as follows:

Minister for Transport

$,000
01	Investigation and Risk Mitigation Analysis	2,437
(2)	Capital appropriation

The sum of $20,000 is appropriated to the Minister for Transport and Minister for the Central Coast for the capital works and services of the Office of Transport Safety Investigations.

Appropriation Bill 2010	Clause 40

Appropriations out of the Consolidated Fund	Part 2
Note (capital expenditure): This capital appropriation will fund capital expenditure of $20,000, as follows:

Minister for Transport

$,000
01	Investigation and Risk Mitigation Analysis	20
Division 14 Treasury
40	The Treasury
(1)	Recurrent appropriation

The sum of $191,486,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the recurrent services of the Treasury.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $212,082,000, disaggregated as follows:

Treasurer

		$ ,000
01	State Resource Management	64,758
02	Revenue Administration Services	95,214
03	Infringement Processing and Fine Enforcement Management	44,013
04	Benefits Services	8,097

	Total	212,082

(2)	Capital appropriation

The sum of $9,860,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the capital works and services of the Treasury.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $11,240,000, disaggregated as follows:

Treasurer

		$,000
01	State Resource Management	1,765
02	Revenue Administration Services	7,139
03	Infringement Processing and Fine Enforcement Management	2,040

Clause 41	Appropriation Bill 2010

Part 2	Appropriations out of the Consolidated Fund

		$ ,000
04	Benefits Services	296

	Total	11,240

41	Crown Finance Entity
(1)	Recurrent appropriation

The sum of $4,702,103,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the recurrent services of the Crown Finance Entity.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $4,577,878,000, disaggregated as follows:

Treasurer

		$ ,000
01	Debt Liability Management	1,362,041
02	Superannuation Liability Management	1,526,961
03	Central Financial Services	1,688,876

	Total	4,577,878

(2)	Capital appropriation

The sum of $452,614,000 is appropriated to the Treasurer, Minister for State and Regional Development and Special Minister of State for the capital works and services of the Crown Finance Entity.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $500,000, as follows:

Treasurer

$,000
01	Central Financial Services	500
42	Advance to the Treasurer
(1)	Recurrent appropriation

The sum of $300,000,000 is appropriated to the Treasurer for the recurrent services of the Advance to the Treasurer.

(2)	Capital appropriation

The sum of $140,000,000 is appropriated to the Treasurer for the capital works and services of the Advance to the Treasurer.

Appropriation Bill 2010	Clause 43

Additional appropriation for health related services	Part 3
Part 3 Additional appropriation for health related services
43	Additional appropriation from Consolidated Fund 2010—11 for recurrent services
(1)	Out of the Consolidated Fund there is appropriated the sum identified in section 44, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the use and purpose expressed in that section for the recurrent services of the Government for the year 2010—11.

(2)	The total sum appropriated out of the Consolidated Fund in accordance with the provisions of this Part is the sum of $264,000,000.

(3)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(4)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 44 as may be determined by the Treasurer.
44	Special appropriation to Minister for Health—additional revenue from gaming machine taxes
The sum of $264,000,000 is appropriated to the Minister for Health for the recurrent services of the Department of Health.

Clause 45	Appropriation Bill 2010

Part 4	General
Part 4 General
45	Variation of authorised payments from Consolidated Fund
(1)	In this section, purpose means a purpose, specified in Part 2 or 3 in relation to a Minister, to which a sum is appropriated for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under Part 2 or 3 for a purpose may not be made in excess of the sum specified for the purpose or, if the same purpose is specified in Parts 2 and 3, the total sum specified for that purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum or total sum specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4) and (5).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	A sum appropriated under Part 3 may only be paid out for a purpose specified in Part 3.

(6)	This section does not apply to sums appropriated by another Act.

(7)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(8)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(9)	An authorisation under this section may be given before or after the relevant payment is made.
46	Appointment of person to carry out the functions of the Treasurer under section 45
(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 45.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

Appropriation Bill 2010	Clause 47

General	Part 4
(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 45 (8) of informing the Auditor-General of every authorisation given by the person under section 45.
47	Delayed restructures
(1)	Without limiting section 45, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after 1 July 2010 because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.
48	Tabling of Budget Papers
(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2010—11 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

First print
New South Wales
Appropriation (Parliament) Bill 2010
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2010.
Overview of Bill
The object of this Bill is to appropriate out of the Consolidated Fund the following sums for the recurrent services and capital works and services of the Legislature for the year 2010–11:

Recurrent Services	$108,584,000
Capital Works and Services	$10,603,000

Appropriation (Parliament) Bill 2010
Explanatory note
The net cost of services and capital expenditure for relevant service groups of the Legislature are as follows:

	Net cost of	Capital
	services	expenditure
Chamber and Committee Support	$16,169,000	$919,000
Members’ Support	$101,243,000	$8,529,000
Community Access	$6,883,000	$1,155,000

Total	$124,295,000	$10,603,000

Outline of provisions
Clause 1 sets out the name (also called the short title) of the proposed Act.
Clause 2 provides for the commencement of the proposed Act on 1 July 2010.
Clause 3 provides for interpretation of references to the 2010–11 financial year and other matters of interpretation.
Clause 4 is an interpretative provision relating to net cost of services and capital expenditure information included in the proposed Act.
Clause 5 provides for the appropriation out of the Consolidated Fund, for the recurrent services of the Legislature for the year 2010–11, of the amount of $108,584,000.
Clause 6 provides for the appropriation out of the Consolidated Fund, for the capital works and services of the Legislature for the year 2010–11, of the amount of $10,603,000.
Explanatory note page 2

First print
New South Wales
Appropriation (Parliament) Bill 2010
Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Net cost of services and capital expenditure information	2
5	Appropriation for recurrent services	2
6	Appropriation for capital works and services	3

New South Wales
Appropriation (Parliament) Bill 2010
No      , 2010
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Legislature for the year 2010–11.

Clause 1 Appropriation (Parliament) Bill 2010
The Legislature of New South Wales enacts:
1	Name of Act
This Act is the Appropriation (Parliament) Act 2010.
2	Commencement
This Act commences or is taken to have commenced on 1 July 2010.
3	Interpretation
(1)	In this Act, a reference to the year 2010–11 is a reference to the year from 1 July 2010 to 30 June 2011.

(2)	A reference in the Public Finance and Audit Act 1983 to an or the Appropriation Act includes a reference to this Act.
4	Net cost of services and capital expenditure information
(1)	A note included in this Act that is described as “Net cost of services” sets out the net cost of services for the recurrent services of the Legislature, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “Capital expenditure” sets out the expenditure on capital works and services of the Legislature, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.
5	Appropriation for recurrent services
(1)	This Act appropriates the sum of $108,584,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2010–11.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $124,295,000, disaggregated as follows:

		$ ,000
01	Chamber and Committee Support	16,169
02	Members’ Support	101,243
03	Community Access	6,883

	Total	124,295

Appropriation (Parliament) Bill 2010	Clause 6
(2)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.
6	Appropriation for capital works and services
(1)	This Act appropriates the sum of $10,603,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2010–11.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $10,603,000, disaggregated as follows:

		$ ,000
01	Chamber and Committee Support	919
02	Members’ Support	8,529
03	Community Access	1,155

	Total	10,603

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.

First print
New South Wales
Appropriation (Special Offices) Bill 2010
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2010.
Overview of Bill
The object of this Bill is to appropriate out of the Consolidated Fund the following sums for the recurrent services and capital works and services for the year 2010–11 of the offices specified:

	Recurrent	Capital Works
	Services	and Services
Independent Commission Against Corruption	$17,986,000	$240,000
Ombudsman’s Office	$21,460,000	$314,000
New South Wales Electoral Commission	$58,447,000	$6,937,000
Office of the Director of Public Prosecutions	$88,459,000	$1,548,000

Appropriation (Special Offices) Bill 2010
Explanatory note
Outline of provisions
Clause 1 sets out the name (also called the short title) of the proposed Act.
Clause 2 provides for the commencement of the proposed Act on 1 July 2010.
Clause 3 makes provision for interpretation of references to the 2010–11 financial year and other matters of interpretation.
Clause 4 is an interpretive provision relating to net cost of services and capital expenditure information included in the proposed Act.
Clauses 5–10 provide for the appropriations for the year 2010–11 in respect of the offices mentioned in the Overview, in the amounts described in the Overview. The total amounts appropriated are:
(a)	$186,352,000 for recurrent services, and

(b)	$9,039,000 for capital works and services.
The clause also contains details, for information only, of the net cost of services and capital expenditure for the service groups of each of the special offices.
Clause 11 enables the Treasurer to authorise payment for a purpose in excess of the sum appropriated for the purpose, in specified circumstances.
Clause 12 allows that function to be delegated by the Treasurer.
Clause 13 mirrors a provision that is contained in the Appropriation Bill 2010 that allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.
Explanatory note page 2

First print
New South Wales
Appropriation (Special Offices) Bill 2010
Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Net cost of services and capital expenditure information	2
5	Appropriation from Consolidated Fund 2010–11 for recurrent services of certain offices	2
6	Appropriation from Consolidated Fund 2010–11 for capital works and services of certain offices	3
7	Independent Commission Against Corruption	3
8	Ombudsman’s Office	4
9	New South Wales Electoral Commission	5
10	Office of the Director of Public Prosecutions	5
11	Variation of authorised payments from Consolidated Fund	6
12	Appointment of person to carry out the functions of the Treasurer under section 11	7
13	Delayed restructures	7

New South Wales
Appropriation (Special Offices) Bill 2010
No      , 2010
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of certain offices for the year 2010–11.

Clause 1 Appropriation (Special Offices) Bill 2010
The Legislature of New South Wales enacts:
1	Name of Act
This Act is the Appropriation (Special Offices) Act 2010.
2	Commencement
This Act commences or is taken to have commenced on 1 July 2010.
3	Interpretation
(1)	In this Act, a reference to the year 2010–11 is a reference to the year from 1 July 2010 to 30 June 2011.

(2)	A reference in the Public Finance and Audit Act 1983 to an or the Appropriation Act includes a reference to this Act.
4	Net cost of services and capital expenditure information
(1)	A note included in this Act that is described as “Net cost of services” sets out the net cost of services for the recurrent services of the agency for which an appropriation is made by this Act, disaggregated across the relevant service groups and Ministers to whom the agency is responsible.

(2)	A note included in this Act that is described as “Capital expenditure” sets out the expenditure on capital works and services of the agency for which an appropriation is made by this Act, disaggregated across the relevant service groups and Ministers to whom the agency is responsible.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.
5	Appropriation from Consolidated Fund 2010–11 for recurrent services of certain offices
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–10, as the sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2010–11.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2010–11, in accordance with the provisions of sections 7–10, is the sum of $186,352,000.

Appropriation (Special Officers) Bill 2010	Clause 6
(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7–10, as may be determined by the Treasurer.
6	Appropriation from Consolidated Fund 2010–11 for capital works and services of certain offices
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–10, as the sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2010–11.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2010–11, in accordance with the provisions of sections 7–10, is the sum of $9,039,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2010 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7–10, as may be determined by the Treasurer.
7	Independent Commission Against Corruption
(1)	Recurrent appropriation

The sum of $17,986,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the Independent Commission Against Corruption.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $19,311,000, as follows:
Premier

$ ,000
01	Corruption Investigation, Prevention, Research and Education	19,311

Clause 8 Appropriation (Special Offices) Bill 2010
(2)	Capital appropriation

The sum of $240,000 is appropriated to the Premier and Minister for Redfern Waterloo for the capital works and services of the Independent Commission Against Corruption.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $240,000, as follows:
Premier

$,000
01	Corruption Investigation, Prevention, Research and Education	240
8	Ombudsman’s Office
(1)	Recurrent appropriation

The sum of $21,460,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the Ombudsman’s Office.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $23,085,000, as follows:
Premier

$ ,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	23,085
(2)	Capital appropriation

The sum of $314,000 is appropriated to the Premier and Minister for Redfern Waterloo for the capital works and services of the Ombudsman’s Office.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $314,000, as follows:
Premier

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	314

Appropriation (Special Offices) Bill 2010	Clause 9
9	New South Wales Electoral Commission
(1)	Recurrent appropriation

The sum of $58,447,000 is appropriated to the Premier and Minister for Redfern Waterloo for the recurrent services of the New South Wales Electoral Commission.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $64,249,000, as follows:
Premier

$,000
01	Conduct and Management of Elections	64,249
(2)	Capital appropriation

The sum of $6,937,000 is appropriated to the Premier and Minister for Redfern Waterloo for the capital works and services of the New South Wales Electoral Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $6,937,000, as follows:
Premier

$ ,000
01	Conduct and Management of Elections	6,937
10	Office of the Director of Public Prosecutions
(1)	Recurrent appropriation

The sum of $88,459,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the recurrent services of the Office of the Director of Public Prosecutions.

Note (net cost of services): This recurrent appropriation will fund net cost of services of $99,366,000, disaggregated as follows:
Attorney General

		$,000
01	Prosecutions	94,769
02	Victim and Witness Assistance	4,597

	Total	99,366

Clause 11 Appropriation (Special Offices) Bill 2010
(2)	Capital appropriation

The sum of $1,548,000 is appropriated to the Attorney General, Minister for Citizenship and Minister for Regulatory Reform for the capital works and services of the Office of the Director of Public Prosecutions.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,548,000, as follows:
Attorney General

$,000
01	Prosecutions	1,548
11	Variation of authorised payments from Consolidated Fund
(1)	In this section, purpose means a purpose, specified in sections 7–10 in relation to a Minister, to which a sum is appropriated for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under sections 7–10 for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the amount specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsection (4).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	This section does not apply to sums appropriated by another Act.

(6)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(7)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(8)	An authorisation under this section may be given before or after the relevant payment is made.

Appropriation (Special Offices) Bill 2010	Clause 12
12	Appointment of person to carry out the functions of the Treasurer under section 11
(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 11.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 11 (7) of informing the Auditor-General of every authorisation given by the person under section 11.
13	Delayed restructures
(1)	Without limiting section 11, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after 1 July 2010 because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.